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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 2-82510



                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                            DATED NOVEMBER 2, 1998



     NEW MANAGEMENT FEE BREAKPOINTS FOR DIVIDEND GROWTH, GLOBAL DIVIDEND GROWTH, MONEY MARKET, STRATEGIST AND UTILITIES PORTFOLIOS. The section of the Prospectus entitled "The Fund and its Management" is revised to reflect that, effective May 1, 1999, the Board of Trustees of the Fund has amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager from the following Portfolios for assets exceeding specified levels, so that the compensation under the Agreement will be calculated daily by applying the following annual rates to the Portfolio's net assets determined as of the close of each business day:


o DIVIDEND GROWTH PORTFOLIO -- 0.625% of the portion of daily net assets not exceeding $500 million; 0.50% of the next $500 million; 0.475% of the next $1 billion; 0.45% of the next $1 billion; and 0.425% of the portion of daily net assets exceeding $3 billion.


o GLOBAL DIVIDEND GROWTH PORTFOLIO -- 0.75% of the portion of daily net assets not exceeding $1 billion; and 0.725% of the portion of daily net assets exceeding $1 billion.


o MONEY MARKET PORTFOLIO -- 0.50% of the portion of daily net assets not exceeding $500 million; 0.425% of the next $250 million; and 0.375% of the portion of daily net assets exceeding $750 million.


o STRATEGIST PORTFOLIO -- 0.50% of the portion of daily net assets not exceeding $1.5 billion; and 0.475% of the portion of daily net assets exceeding $1.5 billion.


o UTILITIES PORTFOLIO -- 0.65% of the portion of daily net assets not exceeding $500 million; 0.55% of the next $500 million; and 0.525% of the portion of daily net assets exceeding $1 billion.


     PROPOSED CHANGES PERTAINING TO THE UTILITIES PORTFOLIO. On April 22, 1999, the Board of Trustees of the Fund approved the following changes respecting the Utilities Portfolio of the Fund:


     The Board unanimously recommended that the Portfolio's shareholders approve changing the Portfolio's investment objective to: "seek both capital appreciation and current income." Currently, the Portfolio's objective is to "provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry." Adoption of this change would have the effect of (i) eliminating long-term growth of income as an objective of the Portfolio and (ii) permitting the Portfolio to invest primarily in the entire utilities industry, as opposed to the more limited public utilities industry.


     A proxy statement fully describing the proposed change in objective and the reasons for the Board's action will be distributed to the Portfolio's shareholders.



April 22, 1999



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